Supplement Dated May 7, 2009

To the Prospectus Dated July 29, 2008, as Revised for the

WisdomTree Dividend ex-Financials Fund

(Formerly the WisdomTree Dividend Top 100 Fund)

and International Dividend ex-Financials Fund

(Formerly the WisdomTree International Dividend Top 100 Fund)

The following information supplements and should be read in conjunction with, the Prospectus and Statement of Additional Information for the Funds.

Each of the WisdomTree Dividend Top 100 Fund (Ticker Symbol: DTN) and the WisdomTree International Dividend Top 100 Fund (Ticker Symbol: DOO) has changed its investment objective and has been renamed.

The WisdomTree Dividend Top 100 Fund has been renamed the WisdomTree Dividend ex-Financials Fund. The renamed Fund will seek to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend ex-Financials Index. The WisdomTree Dividend ex-Financials Index measures the performance of high dividend-yielding stocks outside the financial sector. The Index consists primarily of large- and mid-capitalization companies listed on major U.S. stock exchanges that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. As of April 30, 2009 approximately 43% of the Index consisted of companies with market capitalizations over $10 billion and 57% of the Index consisted of companies with market capitalizations between $2 billion and $10 billion. The top three sectors in the Index currently are utilities, consumer staples and telecommunications. These changes went into effect on May 7, 2009.

Effective May 8, 2009, the WisdomTree International Dividend Top 100 Fund has been renamed the WisdomTree International Dividend ex-Financials Fund. The renamed Fund will seek to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index. The WisdomTree International Dividend ex-Financials Index measures the performance of high dividend-yielding international stocks outside the financial sector. The Index consists primarily of large- and mid-capitalization companies incorporated in Europe, Far East Asia and Australasia that pass WisdomTree Investments’ market capitalization, liquidity and selection requirements. As of April 30, 2009 approximately 54% of the Index consisted of companies with market capitalizations over $10 billion and 46% of the Index consisted of companies with market capitalizations between $2 billion and $10 billion. The top three international sectors in the Index currently are telecommunications, utilities and industrials.

Certain risks associated with investment in the WisdomTree International Dividend ex-Financials Fund, as noted in the “Primary Investment Risks” section of the Fund’s Prospectus, are hereby replaced with the following disclosure:

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Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. The Fund generally invests a relatively large percentage of its assets in companies organized in Britain, France and Italy.

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Telecommunication Investing. The Fund generally invests a relatively large percentage of its assets in the telecommunication industry. The telecommunication industry can be significantly affected by, among other things, government intervention and regulation, the need for companies to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, and technological innovations that may make the products and services of telecommunications companies obsolete.

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Utilities Investing. The Fund generally invests a relatively large percentage of its assets in the utilities sector. The utilities sector can be significantly affected by, among other things, demand for services, government regulation, commodity prices and interest rate sensitivity.

For additional information about the risks of investing in the Funds, see the sections of the Funds’ Prospectus entitled “Principal Risk Factors Common to All Funds” and “Principal Risk Factors Common to the International Dividend Funds.”

Additional information about the Funds and the other WisdomTree ETFs is available at www.wisdomtree.com

WIS-SP-002-0509